UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              INFORMATION STATEMENT

                                  SCHEDULE  14C
                                 (RULE  14C-101)

                            SCHEDULE  14C  INFORMATION

                 INFORMATION  STATEMENT  PURSUANT  TO  SECTION  14(c)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Check  the  appropriate  box:

[X]  Preliminary  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive  Information  Statement


                             XTREME COMPANIES, INC.
                  (Name of Registrant As Specified in Charter)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  Fee  required.
[ ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

(1)     Title  of  each  class  of  securities to which transaction applies: N/A

(2)     Aggregate  number  of  securities  to  which  transaction  applies:  N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined): N/A

(4)     Proposed  maximum  aggregate  value  of  transaction:

(5)     Total  fee  paid:  None.

[  ]  Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:  N/A

(2)     Form,  Schedule  or  Registration  Statement  No.:  N/A

(3)     Filing  Party:  N/A

(4)     Date  Filed:  N/A

                             XTREME COMPANIES, INC.
                                300 WESTLINK DR.
                              WASHINGTON, MO 36090
                                 (636) 390-9000


To  Our  Stockholders:

The purpose of this letter is to inform you that we intend to amend our Articles of Incorporation, as amended, by written consent of our stockholders to change our name to "Challenger Powerboats, Inc."

WE ARE NOT ASKING FOR YOUR PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of a majority of stockholders satisfies any applicable stockholder voting requirement of the Nevada Revised Statutes, our Articles of Incorporation, as amended, and our By-Laws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Articles of Incorporation, as amended. Please read the accompanying Information Statement carefully.

By  Order  of  the  Board  of  Directors,



     By:   /s/  Laurie  Phillips
          ----------------------------
          Laurie  Phillips
          Chief  Executive  Officer

September  ___,  2006


                             Xtreme Companies, Inc.
                               300 Westlink Drive
                              Washington, MO 63090
                                 (636) 390-9000



                              INFORMATION STATEMENT
                              ---------------------

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement will be mailed on or about September __, 2006 to the stockholders of record of Xtreme Companies, Inc., at the close of business on August 25, 2006 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

This Information Statement is being furnished to our stockholders to inform you of the adoption of a resolution by written consent by the holders of a majority of the outstanding shares of our common stock, par value $0.001.

The resolution gives us the authority to amend our Articles of Incorporation, as amended, to change our name to "Challenger Powerboats, Inc."

VOTING  INFORMATION

As of the Record Date of August 25, 2006, we had authorized 100,000,000 shares of common stock, of which 47,357,521 shares were issued and outstanding at August 25, 2006. Each share of common stock has one vote.

A majority of votes representing 51.2% of votes cast by holders of our common stock have executed a written consent in favor of the action to change our name to "Challenger Powerboats, Inc."

This consent satisfies the stockholder approval requirement for the proposed actions. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that the action contemplated herein will be affected on or about the close of business on September __, 2006.

REASON  FOR  THE  NAME  CHANGE

We acquired Marine Holdings, Inc. d/b/a Challenger Offshore in February 2006. Since that time we have focused our efforts on Challenger's primary markets as we believe those markets offer the best opportunity for growth as a company. We believe the Challenger brand is already well established in this area. This name recognition will provide an advantage as our Company grows and we continue to promote our products.

IMPLEMENTATION  OF  PROPOSAL

Our Board of Directors has adopted a resolution authorizing us to amend our Articles of Incorporation, as amended, to change our name to "Challenger Powerboats, Inc."

The currently outstanding stock certificates evidencing shares of our common stock bearing the name "Xtreme Companies, Inc." will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will not affect the validity of your current stock certificates.


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our outstanding classes of stock as of September 14, 2006, by each person known by us to own beneficially more than 5% of each class, by each of our Directors and Executive Officers and by all Directors and Executive Officers as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock except to the extent that authority is shared by spouses under applicable law.

The number of shares of common stock issued and outstanding on September 14, 2006 was 50,707,521 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on September 14, 2006, plus shares of common stock subject to options, warrants and conversion rights held by such person on September 14, 2006 and exercisable or convertible within 60 days thereafter.



NAME AND ADDRESS OF BENEFICIAL OWNER   AMOUNT AND NATURE OF   TOTAL PERCENTAGE
                                        BENEFICIAL OWNER


Michael Novielli (a)  1110 Rt. 55,
Suite 206, LaGrangeville, NY  12540            238,806,184           91.8%

Barrett  Evans  (b)  301  East  Ocean
Blvd.,  Suite  640, Long Beach, CA  90802        6,975,540           13.1%

Douglas Leighton (c)  50 Commonwealth Ave,
Suite 2, Boston, MA  02116                     238,806,184           91.8%

Ted Smith (d)  50 Commonwealth Ave,
Suite 2, Boston, MA  02116                         130,000              *

eFund Small-Cap. Fund LP(e)  301 East
Ocean Blvd, Suite 640, Long Beach, CA  90802     6,652,460           12.5%

Dutchess Private Equities Fund, LP (f)
50 Commonwealth Ave, Suite 2, Boston, MA 02116  96,801,323           72.7%

Dutchess Private Equities Fund, II, LP (g)
50 Commonwealth Ave, Suite 2, Boston, MA 02116 139,730,510           80.7%

All directors and current executive
officers as a group                            238,936,184           91.8%

*  Less  than  1%

(a) Mr. Novielli is a member of our board of directors. The total number of shares is comprised of 45,250 shares owned by Mr. Novielli, 9,834,711 shares owned by Dutchess Private Equities Fund, L.P., 12,592,360 shares owned by Dutchess Private Equities Fund II, L.P., 2,229,101 shares owned by Dutchess Advisors, 86,966,612 shares issuable within 60 days to Dutchess Private Equities Fund, L.P. pursuant to convertible debentures and 127,138,150 shares issuable within 60 days to Dutchess Private Equities Fund II, L.P. pursuant to convertible debentures. Mr. Novielli is a managing member of Dutchess Capital Management, LLC, which acts as general partner to Dutchess Private Equities Fund, LP, Dutchess Private Equities Fund II, LP, and Dutchess Advisors, LLC.

(b) The total number of shares is comprised of 2,267 shares owned by Mr. Evans, 320,813 shares owned by eFund Capital Partners, LLC and 4,172,460 shares owned by eFund Small Cap Fund, LP., 240,000 shares issuable within 60 days to eFund Small Cap Fund, LP pursuant to the exercise of warrants and 2,240,000 shares issuable within 60 days to eFund Small Cap Fund, LP pursuant to convertible debentures. Mr. Evans is the managing member of eFund Capital Partners, LLC and eFund Small-Cap Fund, LP.

(c) Mr. Leighton is a member of our board of directors. The total number of shares is comprised of 45,250 shares owned by Mr. Leighton, 9,834,711 shares owned by Dutchess Private Equities Fund, L.P., 12,592,360 shares owned by Dutchess Private Equities Fund II, L.P., 2,229,101 shares owned by Dutchess Advisors, 86,966,612 shares issuable within 60 days to Dutchess Private Equities Fund, L.P. pursuant to convertible debentures and 127,138,150 shares issuable within 60 days to Dutchess Private Equities Fund II, L.P. pursuant to convertible debentures. Mr. Leighton is a managing member of Dutchess Capital Management, LLC, which acts as general partner to Dutchess Private Equities Fund, LP, Dutchess Private Equities Fund II, LP, and Dutchess Advisors, LLC.

(d) Mr. Smith is a member of our board of directors. Mr. Smith has sole voting and dispositive power of 130,000 shares.

(e) eFund Small Cap Fund, LP owns 4,172,460 shares of common stock, 240,000 shares of common stock issuable within 60 days pursuant to the exercise of warrants, and 2,240,000 shares of common stock issuable within 60 days pursuant to convertible debentures. eFund Small-Cap Fund, L.P. is controlled by Barrett Evans. Mr. Evans is the Managing Partner of eFund Small-Cap Fund, L.P.

(f) Dutchess Private Equities Fund, LP, owns 9,834,711 shares and 86,966,612 shares issuable to Dutchess Private Equities Fund, L.P. within 60 days pursuant to convertible debentures. Mr. Leighton and Mr. Novielli are managing members of Dutchess Capital Management, LLC, which acts as general partner to Dutchess Private Equities Fund, LP, and have sole voting and dispositive power over the shares owned by Dutchess Private Equities Fund, LP.

(g) Dutchess Private Equities Fund II, L.P. owns 12,592,360 shares and 127,138,150 shares issuable to Dutchess Private Equities Fund II, L.P. within 60 days pursuant to convertible debentures. Mr. Leighton and Mr.Novielli are managing members of Dutchess Capital Management, LLC, which acts as general partner to Dutchess Private Equities Fund, II, LP, and have sole voting and dispositive power over the shares owned by Dutchess Private Equities Fund, II, LP.


COSTS  AND  MAILING

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT

                                      TO THE

                           ARTICLES OF INCORPORATION,

                                   AS AMENDED

                                       OF

                             XTREME COMPANIES, INC.
                                   ------------

Xtreme Companies, Inc., a corporation organized and existing under Nevada's Revised Statutes (the "Corporation"), DOES HEREBY CERTIFY:

ONE: The following amendments of the Articles of Incorporation, as amended, were approved by the shareholders of the corporation on August 28, 2006 in the manner required by the Articles of Incorporation, as amended:

(1) RESOLVED, that Article First of the Articles of Incorporation, as amended, of Xtreme Companies, Inc. is hereby amended to read as follows:

"FIRST:  The  name  of  the  corporation  is  Challenger  Powerboats,  Inc."

TWO: The amendments to the Articles of Incorporation, as amended, herein certified have been duly adopted in accordance with the provisions of Section
78.390  of  the  Nevada  Revised  Statutes.


IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Articles of Incorporation, as amended, to be signed by its duly authorized officer this September __, 2006.


Xtreme  Companies,  Inc.

By:



----------------------------
Laurie  Phillips
Chief  Executive  Officer